UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 12, 2005

Pioneer Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31230 (Commission File Number)	06-1215192 (IRS Employer Identification No.)

700 Louisiana, Suite 4300, Houston, Texas (Address of principal executive offices)		77002 (Zip Code)

Registrant’s telephone number, including area code: (713) 570-3200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release dated 4/12/2005

Item 8.01 Other Events

     On April 12, 2005, Pioneer Companies, Inc. (“Pioneer”) issued a press release announcing that its application to list its common stock on The NASDAQ National Market System had been approved and that Pioneer had requested that its shares begin trading on Nasdaq on Thursday, April 14, 2005. Previously, Pioneer’s common stock had been listed on the over-the-counter market under the symbol PONR. The Trading symbol for Pioneer’s common stock on Nasdaq will also be PONR.

     A copy of a press release issued by Pioneer relating to the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits.

Exhibit Number	Description
99.1	Press Release of April 12, 2005 Announcing the Listing of Pioneer’s Common Stock on The NASDAQ National Market System.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER COMPANIES, INC.
By:	/s/ Kent R. Stephenson
Kent R. Stephenson
Vice President, General Counsel and Secretary

Dated: April 12, 2005

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of April 12, 2005 Announcing the Listing of Pioneer’s Common Stock on The NASDAQ National Market System.